================================================================================
                                    LEXINGTON
================================================================================


================================================================================
                                     TROIKA
                                     DIALOG
                                     RUSSIA
                                   FUND, INC.

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 1997

                               The Lexington Group
                                   of No Load
                              Investment Companies
================================================================================

DEAR SHAREHOLDERS:
-------------------------------------------------------------------------------
      We are pleased to report that, for the six months ended June 30,1997, the Lexington Troika Dialog Russia Fund generated a total return of 77.85%*, making it the number two fund in the Lipper Overall Equity Fund Universe (4,924 funds) for the period. The Fund was number 1 of 128 funds in the Lipper Emerging Market Universe for the same period. Stellar blue-chip performance was matched by strong performance in smaller capitalization stocks such as regional telephone companies, oil and gas service companies and regional electric utilities. The Russian market, as measured by the unmanaged Russian Trading System Index (the "Index"), rose 110% over the first six months of 1997. The Fund maintains a fixed income position to provide more liquidity and stability in contrast to the Index, which has no fixed income component. The Fund therefore did not rise in tandem with the Index.

      Since the beginning of 1997, conditions in the Russian equity market, now valued at over $100 billion, have been superb. On the political front, a strong and decisive Boris Yeltsin has returned to a very active leadership role, aided by his two top lieutenants, Anotoly Chubais and Boris Nemstov. Together, they have begun to address the country's most pressing political and economic problems. Public pension arrears were paid off by June 30, 1997 with military and other public sector wage arrearages expected to be paid in full by the end of the year. A comprehensive, coherent and greatly simplified tax code--a necessary prerequisite to greater foreign and domestic direct investment--has passed a first reading of the Duma and is expected to be in place by the end of 1997. Production sharing agreements, a necessary prerequisite to foreign direct investment in the natural resource extraction sector, are finally beginning to receive Duma support. The Duma has not been as cooperative in containing government expenditures. Nevertheless, the government has been able to cut a large amount of popular expenses in order to maintain budgetary discipline. As a result of these and other actions, the IMF has resumed loaning money to Russia; the World Bank announced new loan facilities for structural and social reforms including alleviating the transition process for the country's poorest individuals; and, foreign direct investment grew 150% in the first quarter of 1997 from the comparable prior year period.

      Because of the government's strong commitment to reform, the economy now appears poised for growth. GDP is expected to bottom out this year and grow by as much as two percent next year; inflation, from a high of 2,500% in 1991, is expected to decline this year to approximately 12--14%. Interest rates have dropped below 20% this year from over 200%, and the ruble has remained well within the corridor established by the Central Bank. The Central Bank's ability to continue to stabilize the ruble has been enhanced by Russia's continued trade surpluses and the government's reserves surpassing $23 billion. Finally, the government has tightly controlled its own spending in order to maintain budget deficits at or below 3.5%.

      There are, however, still considerable risks in the Russian market. Relations between the government and the Duma continue to be strained on certain issues, including government spending, tax code revision, and the like. Although the economy is poised for growth, a great deal of investment capital is necessary to fuel that growth. A large nonpayment gridlock exacerbates the need for capital. Finally, corruption is seemingly pervasive, and this can greatly undermine confidence in the reform effort.

      Despite these risks, our outlook for the second half of 1997 and beyond remains positive. First, the government has begun attending to issues of corporate governance. The large gas and electrical monopolies are being restructured to ease nonpayments and to make these sectors more competitive. The recent privatization of Sviazinvest appears to have been "fair" in the sense that the highest bidder won, greatly helping state coffers in the process. The government has also established a high-ranking commission to ensure the protection of shareholder rights. Second, we are now beginning to see evidence of regional GDP growth. Third, net capital outflows from the country finally appear to be reversing. Capital availability will also be enhanced by an expected improvement in Russia's sovereign credit rating as early as this fall. We will be carefully monitoring the government's ability to fulfill promised wage payments and maintain tax collections at current rates. We will also carefully monitor the further consideration of the new tax code and the extent of cooperation between the Duma and the government.

      By and large, current market valuations for Russian equities remain modest in our opinion, especially in comparison to other emerging markets. One still finds companies where market capitalization is lower than annual earnings. We believe foreign investors will continue to increase their Russian weighting as confidence in Russia rises. In November, the investable IFC Index debuts, which is expected to trigger additional commitments to Russia.

      Within this environment, the Fund expects to maintain its over-weighting in smaller capitalization stocks with core holdings in some of the larger blue chip companies. In our view, these smaller cap stocks (often referred to as 2nd Tier stocks) offer undervalued companies whose prospects are brightening as the Russian economy gains strength. We are also broadening our industry exposure to include transportation, electrical equipment, auto and truck manufacturers, chemicals, and retail. We remain confident in the long-term prospects for Russia and for the Fund.

      We appreciate the support of our shareholders and are happy to respond to your questions and comments. Please feel free to call us at 1-800-526-0056.

                                   Sincerely,


/s/ Gavin Rankin            /s/ Nancy Herring           /s/ Robert M. DeMichele
----------------------      ----------------------      -----------------------
Gavin Rankin                Nancy Herring               Robert M. DeMichele
Portfolio Manager           Portfolio Manager           President
August, 1997                August, 1997                August, 1997


* 70.18% is the since commencement (7/3/96) average annual standard total return for the period ended June 30, 1997. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1997 (unaudited)

        Number of                                                       Value
         Shares                 Security                              (Note 1)
--------------------------------------------------------------------------------

                    COMMON & PREFERRED STOCK: 69.8%
                    AEROSPACE & DEFENSE: 0.1%
          60,000    Aviastar2 ....................................   $  100,800
                                                                    -----------
                    AIRLINES: 0.6%
           3,700    Aeroflot1,2 ..................................      518,000
                                                                    -----------
                    AUTO TRUCKS & PARTS: 1.0%
           9,700    Gorkovsky Auto Plant2 ........................      756,600
          30,000    Kamaz2 .......................................       64,500
                                                                    -----------
                                                                        821,100
                                                                    -----------
                    BUILDING MATERIALS: 1.0%
          38,000    Alfa Cement1,2 ...............................      855,000
                                                                    -----------
                    FOOD WHOLESALERS: 0.7%
          26,360    Krasny Oktyabr2 ..............................      620,778
                                                                    -----------
                    MACHINERY: 1.7%
          45,000    Electrosila2 .................................      326,250
          18,000    Izhorskie Zavody2 ............................    1,066,500
                                                                    -----------
                                                                      1,392,750
                                                                    -----------
                    MERCHANDISING: 0.2%
           1,000    Trade House GUM ..............................       40,500
         120,000    Tsum Jsc Torgovy2 ............................       94,200
                                                                    -----------
                                                                        134,700
                                                                    -----------
                    OIL & GAS HOLDING COMPANIES: 18.8%
                    COMMON STOCK
         124,500    Lukoil Holdings of Russia2 ...................    2,443,935
          24,500    Lukoil Holdings of Russia (ADR)2 .............    1,904,875
       6,200,000    Sibneft1,2 ...................................    3,596,000
         100,000    Sidanko Group1,2 .............................      950,000
       1,650,000    Slavneft1,2 ..................................    1,072,500
          78,000    Surgutneftegaz (ADR) .........................    4,192,500
                                                                    -----------
                                                                     14,159,810
                                                                    -----------
                    PREFERRED STOCK
         142,000    Lukoil Holdings of Russia2 ...................    1,789,200
                                                                    -----------
                     TOTAL OIL & GAS HOLDING COMPANIES ...........   15,949,010
                                                                    -----------

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1997 (unaudited) (continued)

        Number of                                                       Value
         Shares                 Security                              (Note 1)
--------------------------------------------------------------------------------
                    OIL & GAS PRODUCING COMPANIES: 7.9%
                    COMMON STOCK
         105,000    Megionneftegaz2 ..............................  $   756,000
          80,000    Orenburgneft2 ................................      552,000
         220,000    Purneftegaz2 .................................    1,243,000
          19,300    Tatneft (ADR)2 ...............................    2,065,100
          65,000    Tomskneft2 ...................................      910,000
           9,000    Udmurtneft1,2 ................................      517,500
                                                                    -----------
                                                                      6,043,600
                                                                    -----------
                    PREFERRED STOCK
          20,000    Megionneftegaz2 ..............................       75,000
          10,000    Nizhnevartovskneftegaz1,2 ....................       54,000
          28,000    Tomskneft2 ...................................      198,800
           9,000    Udmurtneft1,2 ................................      337,500
                                                                    -----------
                                                                        665,300
                                                                    -----------
                      TOTAL OIL &GAS PRODUCING COMPANIES .........    6,708,900
                                                                    -----------
                    STEEL & IRON: 2.3%~
          99,000    PERVOURALSKY NOVOTRUBNY FACTORY2 .............      613,800
          17,354    Seversky Tube Works2 .........................       49,459
          61,000    Sinarsky Trubny2 .............................      581,025
       2,750,000    Taganrogaky Metallurgical Plant1,2 ...........      687,500
                                                                    -----------
                                                                      1,931,784
                                                                    -----------
                    TELECOMMUNICATIONS: 21.0%
                    COMMON STOCK
         150,000    Bashinformsvyaz1,2 ...........................      337,500
           4,110    Chelyabinsksvyazinform2 ......................      228,105
         310,000    Irkutskelectrosvyaz2 .........................      465,000
           6,500    Lensvyaz2 ....................................      392,275
          23,400    Moscow Intercity International Telephone1,2 ..      351,000
         600,000    Moscow Telephone Systems2 ....................    1,164,000
          55,000    Murmanskelectrosvyaz2 ........................      156,750
         321,000    Nizhnovsvyazinform2 ..........................    1,593,765
          50,000    Novosibirskelectrosvyaz2 .....................      420,000
         838,000    Rostelecom2 ..................................    3,251,440
           4,500    Samarasvyazinform2 ...........................      652,500
          50,000    Smolensksvyazinform1,2 .......................      325,000
          40,000    St. Petersburg Intercity International
                      Telephone1,2 ...............................      120,600
         310,000    St. Petersburg Telecommunication2 ............      509,950
          35,000    Tumentelecom2 ................................      134,750
       4,500,000    Uralsvyazinform2 .............................      216,000
          10,000    Uraltelecom2 .................................      335,000
          67,700    Volgogradelectrosvyaz1,2 .....................      352,040
          25,000    Yartelecom1,2 ................................      262,500
                                                                    -----------
                                                                     11,268,175
                                                                    -----------

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1997 (unaudited) (continued)

        Number of                                                       Value
         Shares                 Security                              (Note 1)
--------------------------------------------------------------------------------
                    TELECOMMUNICATIONS (CONTINUED):
                    PREFERRED STOCK
           4,000    Chelyabinsksvyazinform2 ......................   $  134,400
         150,000    Irkutskelectrosvyaz2 .........................      105,375
          45,000    Krasnoyarskelectrosvyaz2 .....................      290,250
           7,000    Lensvyaz2 ....................................      229,950
         550,000    Moscow Telephone Systems .....................      488,125
         125,000    Murmanskelectrosvyaz1,2 ......................      175,000
         200,000    Nizhnovsvyazinform2 ..........................      554,000
          40,000    Novosibirskelectrosvyaz2 .....................      169,400
         610,000    Rostelecom2 ..................................    1,512,800
          11,500    Samarasvyazinform2 ...........................      966,000
         230,000    St. Petersburg Telecommunication2 ............      202,400
         279,099    Tumentelecom2 ................................      530,288
          22,000    Uraltelecom2 .................................      356,400
         125,000    Volgogradelectrosvyaz1,2 .....................      375,000
          45,000    Yartelecom1,2 ................................      382,500
                                                                    -----------
                                                                      6,471,888
                                                                    -----------
                      TOTAL TELECOMMUNICATIONS ...................   17,740,063
                                                                    -----------
                    UTILITIES: 14.5%
                    COMMON STOCK
         950,000    Bashkirenergo2 ...............................      465,500
         800,000    Chelyabenergo2 ...............................      442,400
       2,650,000    Irkutskenergo2 ...............................      901,000
       1,100,000    Krasnoyarskenergo2 ...........................      440,000
       1,470,000    Mosenergo2 ...................................    2,055,060
           3,000    Mosenergo (ADR)2 .............................      126,000
          21,500    Novosibirskenergo2 ...........................      279,500
          19,200    Permenergo2 ..................................      864,000
       1,250,000    Samaraenergo2 ................................      690,625
         885,000    Sverdlovskenergo2 ............................      703,575
       6,550,000    Unified Energy Systems2 ......................    2,358,000
                                                                    -----------
                                                                      9,325,660
                                                                    -----------
                    PREFERRED STOCK
         800,000    Chelyabenergo2 ...............................      239,760
         850,000    Krasnoyarskenergo2 ...........................      165,750
          72,000    Novosibirskenergo2 ...........................      540,000
           8,100    Permenergo2 ..................................      226,800
         200,000    Samaraenergo2 ................................       67,500
       1,106,000    Sverdlovskenergo2 ............................      355,579
       6,200,000    Unified Energy Systems2 ......................    1,385,700
                                                                    -----------
                                                                      2,981,089
                                                                    -----------
                      TOTAL UTILITIES ............................   12,306,749
                                                                    -----------
                    TOTAL COMMON & PREFERRED STOCK
                    (Cost $44,606,348) ...........................  $59,079,634
                                                                    -----------

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
June 30, 1997 (unaudited) (continued)

        Number of                                                       Value
         Shares                 Security                              (Note 1)
--------------------------------------------------------------------------------
                    GOVERNMENT OBLIGATIONS: 4.8%
      $2,000,000    City of Moscow
                    9.50%, due 05/31/00 ..........................  $ 2,028,750
       2,000,000    Russian Ministry of Finance
                    9.25%, due 11/27/01 ..........................    2,015,000
                                                                    -----------

                    TOTAL GOVERNMENT OBLIGATIONS
                    (Cost $3,981,182) ............................    4,043,750
                                                                    -----------



                    SHORT-TERM INVESTMENTS: 14.7%
       3,000,000    Federal Home Loan Bank 5.42%, due 07/14/97 ...    2,994,128
       4,000,000    Federal National Mortgage Association
                      5.40%, due 08/11/97 ........................    3,975,400
       1,600,000    United States Treasury Bills
                      5.16%, due 12/11/97 ........................    1,562,528
       4,000,000    United States Treasury Bills
                      5.36%, due 08/21/97 ........................    3,970,640
                                                                    -----------
                    TOTAL SHORT-TERM INVESTMENTS
                    (Cost $12,501,945) ...........................   12,502,696
                                                                    -----------
                    TOTAL INVESTMENTS: 89.3%
                    (Cost $61,089,475+)(Note 1) ..................   75,626,080

                    Other assets in excess of liabilities: 10.7% .    9,042,659
                                                                    -----------
                    TOTAL NET ASSETS: 100.0%
                    (equivalent to $19.99 per share on 4,234,923
                      shares outstanding) ........................  $84,668,739
                                                                    ===========

1Restricted Security (Note 8).
2Non-income producing security.
ADR--American Depository Receipt.
+ Aggregate cost for Federal income tax purposes is $61,144,558.

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (unaudited)

ASSETS
Investment, at value (cost $61,089,475) (Note 1) .............     $ 75,626,080
Cash .........................................................        9,569,977
Receivable for investment securities sold ....................        2,542,075
Receivable for shares sold ...................................        5,319,675
Dividends and interest receivable ............................           67,956
Deferred organization expense, net (Note 1) ..................           83,939
Other receivable .............................................            7,373
                                                                   ------------
                    Total Assets .............................       93,217,075
                                                                   ------------
LIABILITIES
Due to Lexington Management Corporation (Note 2) .............          122,715
Payable for investment securities purchased ..................        8,013,350
Payable for shares redeemed ..................................           62,932
Accrued expenses .............................................          242,321
Other liabilities ............................................          107,018
                                                                   ------------
                    Total Liabilities ........................        8,548,336
                                                                   ------------
NET ASSETS (equivalent to $19.99 per share
  on 4,234,923 shares outstanding) (Note 5) ..................     $ 84,668,739
                                                                   ============

NET ASSETS consist of:
Capital stock--authorized 1,000,000,000 shares,
  $.001 par value per share ..................................     $      4,235
Additional paid-in capital (Note 1) ..........................       65,151,612
Accumulated deficit (Note 1) .................................          (40,944)
Accumulated net realized gain on investments (Note 1) ........        5,017,231
Unrealized appreciation on investments .......................       14,536,605
                                                                   ------------
                    Total Net Assets .........................     $ 84,668,739
                                                                   ============

    The Notes to Financial Statements are an integral part of this statement.

The Note
LEXINGTON TROIKA DIALOG RUSSIA FUND, INC
STATEMENT OF OPERATIONS
Six months ended June 30, 1997 (unaudited)


INVESTMENT INCOME
       Dividends ...................................................   $     37,540
       Interest ....................................................        339,460
                                                                       ------------
                                                                            377,000
       Less: Foreign tax expense ...................................          2,066
                                                                       ------------
             Total investment income ...............................                     $    374,934
EXPENSES
       Investment advisory fee (Note 2) ............................        251,133
       Custodian expense ...........................................        178,730
       Distribution expense (Note 3) ...............................         50,226
       Transfer agent and shareholder servicing expense (Note 2) ...         26,059
       Printing and mailing expenses ...............................         20,886
       Directors' fees and expenses ................................         20,783
       Registration fees ...........................................         19,267
       Professional fees ...........................................         16,411
       Accounting expenses (Note 2) ................................         12,963
       Amortization of deferred organization costs (Note 1) ........         10,594
       Computer processing fees ....................................          4,485
       Other expenses ..............................................          3,079
                                                                       ------------
       Total expenses ..............................................        614,616
       Less:Redemption fee proceeds (Note 4) .......................        198,738           415,878
                                                                       ------------      ------------
                     Net investment loss ...........................                          (40,944)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 6)
       Net realized gain on investments ............................                        4,998,106
       Net change in unrealized appreciation on investments ........                       13,622,048
                                                                                         ------------
                     Net realized and unrealized gain on investments                       18,620,154
                                                                                         ------------
Increase in Net Assets Resulting from Operations ...................                     $ 18,579,210
                                                                                         ============

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                                   June 3, 1996
                                                                   Six months      (commencement
                                                                      ended      of operations)to
                                                                  June 30, 1997    December 31,
                                                                   (unaudited)         1996
                                                                   -----------      -----------
Net investment loss ...........................................   $    (40,944)   $    (58,025)
Net realized gain from security transactions ..................      4,998,106         457,898
Net change in unrealized appreciation of investments ..........     13,622,048         914,557
                                                                  ------------    ------------
      Net increase in net assets resulting from operations ....     18,579,210       1,314,430

Distributions to shareholders from net realized gains from
      security transactions ...................................           --          (380,748)

Increase in net assets from capital share transactions (Note 5)     52,243,073      12,912,774
                                                                  ------------    ------------

                Net increase in net assets ....................     70,822,283      13,846,456

NET ASSETS:
Beginning of period ...........................................     13,846,456            --
                                                                  ------------    ------------
End of period (including accumulated deficit of $40,944
      and $0, respectively) ...................................   $ 84,668,739    $ 13,846,456
                                                                  ============    ============

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited)and  December 31, 1996

1. SIGNIFICANT ACCOUNTING POLICIES
Lexington Troika Dialog Russia Fund, Inc. (the "Fund") is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation through investments primarily in the equity securities of Russian companies. The Fund commenced operations on June 3, 1996. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

       INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked price is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. However, when Fund management deems it appropriate, prices obtained for the day of valuation from a third party pricing service will be used. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income is recorded on the ex-dividend date. Occasionally dividend information on foreign securities is received after the ex-dividend date and the income is recorded as soon as the information is available to the Fund. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued on a straight line basis as earned.

       FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in a foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations. There were no forward foreign currency exchange contracts outstanding at June 30, 1997.

       FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

       DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited)and  December 31, 1996 (continued)

accounting principles. At December 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     DEFERRED ORGANIZATION Expenses Organization expenses aggregating $107,018 have been deferred and are being amortized on a straight-line basis over five years.

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE
The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.25% of the Fund's average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with Troika Dialog Asset Management, ZAO ("Troika") under which Troika provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and Troika, LMC pays Troika a monthly sub-advisory fee at the annual rate of 0.625% of the Fund's average daily net assets. For 1997, LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses but including management fee, 12b-1 fees and operating expenses) to an annual rate of 3.35% of the Fund's average net assets. No reimbursement was required for the six months ended June 30, 1997.

     The Fund also reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $27,047 which are incurred by the Fund, but paid by LMC.

3.  DISTRIBUTION PLAN
The Fund has a distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the six months ended June 30, 1997 were $50,226 and are set forth in the statement of operations.

4.  REDEMPTION FEE
A fee is charged on the redemption of shares equal to 2% of the redemption price of shares of the Fund held less than 365 days that are being redeemed.
Redemption fee proceeds will be applied to the Fund's aggregate expenses allocable to providing custody and redemption services, including transfer agent fees, postage, printing, telephone costs and employment costs relating to the handling and processing of redemptions. Any excess fee proceeds will be added to the Fund's capital. Total redemption fee proceeds for the six months ended June 30, 1997 were $198,738 and are set forth in the statement of operations.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited)and  December 31, 1996 (continued)

5.  CAPITAL STOCK
Transactions in capital stock were as follows:


                                                                                     June 3, 1996
                                                    Six months ended                (commencement of
                                                      June 30, 1997                  operations) to
                                                       (unaudited)                  December 31, 1996
                                                 ---------------------            --------------------
                                                 Shares         Amount            Shares        Amount
                                                 ------         -------           ------        -------
Shares sold ..............................      3,626,718    $ 62,486,029       1,211,091    $ 12,667,903
Shares issued on reinvestment of dividends           --              --            33,799         376,183
                                             ------------    ------------    ------------    ------------
                                                3,626,718      62,486,029       1,244,890      13,044,086
Shares redeemed ..........................       (623,918)    (10,242,956)        (12,767)       (131,312)
                                             ------------    ------------    ------------    ------------
Net increase .............................      3,002,800    $ 52,243,073       1,232,123    $ 12,912,774
                                             ============    ============    ============    ============

6.  PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of securities for the six months ended June 30, 1997, excluding short-term securities, were $44,332,307 and $12,334,575, respectively.

       At June 30, 1997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $15,146,010 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $609,405.

7.  INVESTMENT AND CONCENTRATION RISKS
The Fund's investments are concentrated in Russian securities and are therefore exposed to the risks associated with that country. These risks, which may not be present in domestic investments or in other developed countries, include:

       MARKET, CONCENTRATION, AND LIQUIDITY RISKS The Russian securities markets are substantially smaller, less liquid, and significantly more volatile than the securities markets in the United States. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading volume. Due to these factors, obtaining prices on portfolio securities from independent sources may be more difficult than in other markets. In addition, despite the Fund's policies and procedures addressing liquidity, it may be difficult for the Fund to obtain or dispose of some investment securities because of poor liquidity.

       SETTLEMENT AND CUSTODY RISKS Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing, and registration are subject to significant risks not normally associated with investments in the United States and more developed markets. Ownership of shares is defined according to entries in the company's share register (maintained by third party registrars) and normally evidenced by extracts from the register. These registrars are not necessarily subject to effective state supervision, and it is possible for the Fund to lose its registration through fraud, negligence, or even mere oversight. In addition, the extracts have no legal enforceability, and it is possible that subsequent illegal amendment or other fraudulent acts may deprive the Fund of its ownership rights. Uncertainty in settlement results from the time necessary for buyers and sellers to

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited)and  December 31, 1996 (continued)

7. INVESTMENT AND CONCENTRATION RISKS (continued) physically deliver documents to the registrars which may be located in remote areas. In the case of purchases, payment is not made until the custodian has physically received the extract. For sales, the client may be forced to remit securities before payment is received.

       FOREIGN CURRENCY AND EXCHANGE RISK The Fund's assets are invested in securities denominated in rubles, which are not yet freely convertible into other currencies outside Russia. The value of the assets of the Fund and its income, as measured in U.S. dollars, may suffer significant declines due to disruptions in the ruble market, or be otherwise adversely affected by exchange control regulations.

       POLITICAL AND ECONOMIC RISK Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. The Fund may be affected unfavorably by political or diplomatic developments, social instability, changes in government policies, taxation and interest rates, currency repatriation restrictions and other political and economic developments in the law or regulations in Russia and, in particular, the risk of expropriation, nationalization and confiscation of assets and changes in legislation relating to foreign ownership.

       In addition to the risks  described  above,  risks may arise from forward
foreign  currency   contracts  as  a  result  of  the  potential   inability  of
counterparties  to meet the terms of their contracts.


8. RESTRICTED  SECURITIES
Pursuant to guidelines adopted by the Fund's Board of Directors, the following securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value, at the time of purchase.


                                                                                           AVERAGE
                                                                             ACQUISITION  COST PER      MARKET          % OF NET
        SECURITY                                                  SHARES        DATE        SHARE        VALUE           ASSETS
        -------                                                   ------     ----------    -------      ------           ------
Aeroflot ...............................................           3,700      06/16/97     $139.08    $   518,000         0.61%
Alpha Cement ...........................................          38,000      03/25/97       18.20        855,000         1.01
Bashinformsvyaz ........................................         150,000      06/09/97        1.47        337,500         0.40
Moscow Intercity International Telephone ...............          23,400      05/27/97       15.00        351,000         0.42
Murmanskelectrosvyaz (Preferred shares) ................         125,000      04/09/97        1.35        175,000         0.21
Nizhnevartovskneftegaz (Preferred shares) ..............          10,000      11/01/96        3.30         54,000         0.06
Sibneft ................................................       6,200,000      04/18/97        0.55      3,596,000         4.25
Sidanko Group ..........................................         100,000      04/11/97        5.60        950,000         1.12
Slavneft ...............................................       1,650,000      05/06/97        0.58      1,072,500         1.27
Smolensksvyazinform ....................................          50,000      06/20/97        6.40        325,000         0.38
St. Petersburg Intercity International Telephone .......          40,000      05/27/97        2.60        120,600         0.14
Taganrogaky Metallurgical Plant ........................       2,750,000      04/24/97        0.17        687,500         0.81
Udmurtneft .............................................           9,000      12/08/97       67.00        517,500         0.61
Udmurtneft (Preferred Shares) ..........................           9,000      01/20/97       56.33        337,500         0.40
Volgogradelectrosvyaz ..................................          67,700      04/21/97        3.66        352,040         0.42
Volgogradelectrosvyaz (Preferred Shares) ...............         125,000      02/28/97        2.50        375,000         0.44
Yartelecom .............................................          25,000      04/14/97        6.31        262,500         0.31
Yartelecom (Preferred Shares) ..........................          45,000      04/14/97        4.26        382,500         0.45
                                                                                                      -----------        -----
                                                                                                      $11,269,140        13.31%
                                                                                                      ===========        =====


LEXINGTON TROIKA DIALOG RUSSIA FUND, INC
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:

                                                                                                        July 3, 1996
                                                                              Six months               (effective SEC
                                                                                 ended               registration date)
                                                                             June 30, 1997             to December 31,
                                                                              (unaudited)                  1996**
                                                                              -----------            ------------------
Net asset value, beginning of period .....................................        $11.24                    $12.12
                                                                                 -------                   -------
Income (loss) from investment operations:
      Net investment loss ................................................         (0.01)                    (0.05)
      Net realized and unrealized gain (loss) on investments .............          8.76                     (0.51)
                                                                                 -------                   -------
Total income (loss) from investment operations ...........................          8.75                     (0.56)
Less distributions:
      Distributions from net realized gains ..............................          --                       (0.32)
                                                                                 -------                   -------

Net asset value, end of period ...........................................        $19.99                    $11.24
                                                                                 =======                   =======

Total return .............................................................       219.33%*                   (9.01%)*

Ratio to average net assets:
   Expenses, before reimbursement or redemption fee proceeds .............         3.06%*                    5.07%*
   Expenses, net of reimbursement or redemption fee proceeds .............         2.07%*                    2.65%*
      Net investment loss, before reimbursement or
        redemption fee proceeds ..........................................        (1.19%) *                 (3.69%)*
      Net investment loss ................................................        (0.20%)*                  (1.27%)*
Portfolio turnover rate ..................................................        72.55%*                  115.55%*
Average commission paid on equity security transactions***                          --                        --
Net assets, end of period (000's omitted) ................................       $84,669                   $13,846
                                                                                 =======                   =======

    * Annualized
   ** The Fund's commencement of operations was June 3, 1996 with the investment of its initial capital. The Fund's registration statement with the Securities and Exchange Commission became effective on July 3, 1996. Financial results prior to the effective date of the Fund's registration statement are not presented in this Financial Highlights Table.
  *** The average commission paid on equity security transactions for the six months ended June 30, 1997, and for the period ended December 31, 1996 was less than $0.005 per share of securities purchased and sold.

LEXINGTON
INVESTOR SERVICES
--------------------------------------------------------------------------------

AS A LEXINGTON SHAREHOLDER, YOU SHOULD BE AWARE OF THE MANY SERVICES AVAILABLE TO YOU.

NO LOAD--The Lexington Funds are no load funds. That is, investments and redemptions are made without any sales charges, commissions or redemption fees.*

                                   ----------

FREE TELEPHONE EXCHANGE--Investments in the Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.

                                   ----------

CHECK  WRITING   PRIVILEGES--Lexington  Money  Market  Trust  permits  investors immediate access to their funds with check writing for withdrawals from their account.

                                   ----------

TAX SHELTERED PLANS--IRA, Keogh, Pension, and Profit Sharing Prototype Plans are available to qualified individuals. These plans offer investment flexibility through the Share Exchange Service, simplified record keeping, convenience and investment supervision.

                                   ----------

CUSTODIAL ACCOUNTS FOR MINORS--Investments may be made on behalf of minors under the Uniform Gifts to Minors Act currently in effect in all states.

                                   ----------

SYSTEMATIC WITHDRAWAL PLAN--An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.

                                   ----------

COMPLETE RECORD KEEPING--A statement is provided for every transaction in addition to a year-end statement with tax information.

THE LEXINGTON GROUP OF
NO LOAD INVESTMENT COMPANIES

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.--Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

LEXINGTON GLOBAL  FUND, INC.--Seeks  long-term   growth  of  capital   primarily
through investment in common stocks of companies domiciled in foreign countries and the United States.

LEXINGTON INTERNATIONAL FUND, INC.--Seeks long-term growth of capital through investment in companies domiciled in foreign countries.

LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.--Seeks long-term capital appreciation through investments primarily in the equity securities of Russian companies.

LEXINGTON  CROSBY SMALL CAP ASIA GROWTH FUND,  INC.--Seeks   long-term   capital
appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

LEXINGTON RAMIREZ GLOBAL INCOME FUND--Seeks high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

LEXINGTON GOLDFUND,  INC.--Seeks capital  appreciation  through   investment  in
gold bullion and shares of gold mining companies.

LEXINGTON GROWTH AND INCOME FUND, INC.--Seeks capital appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

LEXINGTON CORPORATE LEADERS TRUST FUND--Seeks capital growth and reasonable income through investment in an equal number of shares of an established list of American blue chip corporations.

LEXINGTON SMALLCAP VALUE FUND, INC.--Seeks long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.

LEXINGTON CONVERTIBLE SECURITIES FUND--Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

LEXINGTON GNMA INCOME FUND, INC.--Seeks to achieve a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

LEXINGTON MONEY MARKET TRUST--Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short-term money market instruments.

For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0056. Read the prospectus carefully before you invest or send money.

*Redemption on shares of Lexington Troika Dialog Russia Fund, Inc. held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

LEXINGTON
TROIKA DIALOG RUSSIA FUND,INC.

Investment Adviser
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Sub-Adviser
-------------------------------------------------------------------------------
Troika Dialog Asset Management
6/3 1st Kolobovsky Per
Moscow, 103051 Russia

Distributor
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


--------------------------------------------------------------------------------
          ALL SHAREHOLDER REQUESTS FOR SERVICES OF
          ANY KIND SHOULD BE SENT TO:

          TRANSFER AGENT
--------------------------------------------------------------------------------

          STATE STREET BANK AND
          TRUST COMPANY
          c/o National Financial Data Services
          1004 Baltimore
          Kansas City, Missouri 64105

          OR CALL TOLL FREE:
          SERVICE AND SALES: 1-800-526-0056
          24 HOUR ACCOUNT INFORMATION:
          1-800-526-0052
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(800) 526-0052
                                    "LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield o Account Balances o Exchanges o
             Last Transactions o Total Return o Duplicate Statements
--------------------------------------------------------------------------------

This report has been prepared for the information of the shareholders of Lexington Troika Dialog Russia Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.